UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022 (December 30, 2021)

Heliogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40209	85-4204953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 W Union St. Pasadena, CA	91103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 720-4530

Athena Technology Acquisition Corp.

125 Townpark Drive, Suite 300, Kennesaw, GA 30144

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HLGN	New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HLGN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

Overview

This Current Report on Form 8-K is being filed to report matters under items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06, 7.01, and 9.01 of Form 8-K. On December 30, 2021 (the “Closing Date”), Heliogen, Inc., a Delaware corporation (“Legacy Heliogen”), Athena Technology Acquisition Corp., a Delaware corporation (“Athena”), HelioMax Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Athena (“Merger Sub”), consummated the closing of the transactions contemplated by the Business Combination Agreement, dated July 6, 2021, by and among Athena, Merger Sub, and Legacy Heliogen (the “Business Combination Agreement”), following the approval at a special meeting of the stockholders of Athena held on December 28, 2021 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, a business combination of Legacy Heliogen and Athena was effected by the merger of Merger Sub with and into Legacy Heliogen, with Legacy Heliogen surviving the Merger (the “Surviving Entity”) as a wholly owned subsidiary of Athena (the “Merger,” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). In connection with the consummation of the Merger on the Closing Date, Athena changed its name from Athena Technology Acquisition Corp. to Heliogen, Inc. (the “Company”) and Legacy Heliogen changed its named from Heliogen, Inc. to Heliogen Holdings, Inc.

In connection with the Special Meeting and the Business Combination, the holders of 22,728,650 shares of Athena’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $227,303,564.

Conversion and Exchange of Equity in the Business Combination

At the effective time of the Merger (the “Effective Time”), as a result of the Merger, each share of Legacy Heliogen capital stock that was then issued and outstanding (other than dissenting shares and shares owned by Athena, Merger Sub or Legacy Heliogen immediately prior to the Effective Time) was cancelled and converted into the right to receive 2.013 shares (the “Exchange Ratio”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”).

At the Effective Time, as a result of the Merger, each option to purchase Legacy Heliogen capital stock that was outstanding and unexercised immediately prior to the Effective Time was assumed by the Company and converted into an option to purchase a number of shares of Common Stock (such option, an “Exchanged Option”) equal to the product (rounded down to the nearest whole number) of (x) the number of shares of Legacy Heliogen capital stock subject to such Legacy Heliogen option immediately prior to the Effective Time and (y) the Exchange Ratio, at an exercise price per share (rounded up to the nearest whole cent) equal to (1) the exercise price per share of such Legacy Heliogen option immediately prior to the Effective Time, divided by (2) the Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding Legacy Heliogen option immediately prior to the Effective Time.

At the Effective Time, as a result of the Merger, each award of restricted stock units in respect of Legacy Heliogen common stock outstanding as of immediately prior to the Effective Time was assumed by the Company and converted into an award of restricted stock units in respect of a number of shares of Common Stock (rounded down to the nearest whole share) equal to the number of shares of Legacy Heliogen common stock covered by the award of restricted stock units multiplied by the Exchange Ratio.

At the Effective Time, as a result of the Merger, each share of common stock, par value $0.001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was cancelled and converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock of Legacy Heliogen, the surviving corporation in the Merger.

A description of the Business Combination and the terms of the Business Combination Agreement are included in the final prospectus and definitive proxy statement, dated December 3, 2021 (the “Proxy Statement/Prospectus”) filed by the Company with the Securities and Exchange Commission (the “SEC”) in the section titled “Proposal No. 1—Approval of the Business Combination” beginning on page 120 of the Proxy Statement/Prospectus. The foregoing description of the Business Combination Agreement is a summary only and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1, which is incorporated herein by reference.

PIPE Subscription Agreements

On the Closing Date, certain investors (the “PIPE Investors”) purchased from the Company an aggregate of 16,500,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $165 million, pursuant to separate subscription agreements entered into on or about and effective as of July 6, 2021 (each, a “Subscription Agreement”). Pursuant to the Subscription Agreements, the Company granted certain registration rights to the PIPE Investors with respect to the PIPE Shares. The sale of the PIPE Shares was consummated concurrently with the closing of the Business Combination (the “Closing”). A description of the Subscription Agreements is included in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—Approval of the Business Combination—Related Agreements—Subscription Agreements” on page 134 of the Proxy Statement/Prospectus.

Support Agreements

Pursuant to the terms of the Business Combination Agreement, Legacy Heliogen obtained and delivered a stockholder support agreement (the “Stockholder Support Agreement”) executed by Athena and certain equityholders of Legacy Heliogen (the “Supporting Equityholders”) pursuant to which, among other things, the Supporting Equityholders agreed to vote their shares of Legacy Heliogen common stock in favor of the Business Combination Agreement, the Business Combination and the other transactions contemplated by the Business Combination Agreement.

Pursuant to the terms of the Business Combination Agreement, Athena and Athena Technology Sponsor, LLC (the “Sponsor”) entered into the sponsor support agreement (“Sponsor Support Agreement”) pursuant to which, among other things, the Sponsor and its affiliates agreed to vote all of their shares of Class A Common Stock and Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), of Athena in favor of the Business Combination Agreement, the Business Combination and the other transactions contemplated by the Business Combination Agreement. In addition, Athena agreed to waive the anti-dilution rights of its Class B Common Stock, under its organizational documents, in consideration for which the Sponsor was to be issued 510,000 shares of Athena’s Class A Common Stock at the closing of the Business Combination.

The Sponsor Support Agreement and Stockholder Support Agreement are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1—Approval of the Business Combination—Related Agreements—Sponsor Support Agreement” and “Proposal No. 1—Approval of the Business Combination—Related Agreements—Stockholder Support Agreement” on page 133 of the Proxy Statement/Prospectus. The foregoing description of the agreements is a summary only and is qualified in its entirety by the full text of the form of the Sponsor Support Agreement and Stockholder Support Agreement, copies of which are attached hereto as Exhibits 10.3 and 10.4, which are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Registration Rights and Lock-Up Agreements

In connection with the Business Combination, Athena, certain stockholders of Legacy Heliogen, including certain of the PIPE Investors, and certain officers and directors of Legacy Heliogen entered into a registration rights and lock-up agreement (the “Lock-Up Agreement”). In addition, the sponsor letter agreement (the “A&R Sponsor Agreement”), dated March 16, 2021, between the Sponsor, Athena and the other parties thereto was amended, to among other things, amend the lock-up period applicable to the Sponsor’s shares of Class B Common Stock and private placement units and private placement warrants to be consistent with the lock-up period applicable to the securityholders party to the Lock-Up Agreement. Collectively, these individuals and entities hold an aggregate of 101,077,025 shares of Common Stock issued and outstanding as of the Closing Date. The terms of the Lock-Up Agreement and the A&R Sponsor Agreement are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1—Approval of the Business Combination—Related Agreements—Heliogen Registration Rights and Lock-Up Agreement” and “Proposal No. 1—Approval of the Business Combination—Related Agreements—Amended and Restated Sponsor Agreement” on pages 133 and 134, respectively, of the Proxy Statement/Prospectus.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by the full text of the Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated herein by reference.

Athena Registration Rights Agreement

In connection with the Business Combination, the registration rights agreement, dated March 16, 2021, between Athena and the Sponsor was amended (the “Athena Registration Rights Amendment”) to, among other things, amend the lock-up period applicable to the Sponsor’s shares of Class B Common Stock and private placement units and private placement warrants to be consistent with the lock-up period under the A&R Sponsor Agreement and that is applicable to the securityholders party to the Lock-Up Agreement.

The foregoing description of the Athena Registration Rights Amendment is qualified in its entirety by the full text of the Athena Registration Rights Amendment, a copy of which is attached hereto as Exhibit 10.15 and incorporated herein by reference.

Indemnification Agreements

On the Closing Date, the Company entered into indemnification agreements with all of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Item 2.01 Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01 of this Current Report on Form 8-K.

As of the Closing Date and following the completion of the Business Combination, the Company had the following outstanding securities:

●	183,367,037 shares of Common Stock; and

●	8,566,666 warrants, each exercisable for one share of Common Stock at a price of $11.50 per share (the “Warrants”).

FORM 10 INFORMATION

Item 2.01(f) of this Current Report on Form 8-K states that if the predecessor registrant was a shell company, as Athena was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to Athena, is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the ability of the Company to grow and manage growth profitably, maintain relationships with customers, compete within its industry and retain its key employees;

●	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;

●	changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans;

●	the implementation, market acceptance and success of the Company’s business model and growth strategy;

●	the Company’s expectations and forecasts with respect to market opportunity and market growth;

●	the Company’s ability to attract and retain qualified employees and management;

●	the Company’s ability to develop and maintain its brand and reputation;

●	developments and projections relating to the Company’s competitors and industry;

●	the impact of health epidemics, including the COVID-19 pandemic, on the Company’s business and the actions the Company may take in response thereto;

●	the Company’s expectations regarding its ability to obtain and maintain intellectual property protection and not infringe on the rights of others;

●	expectations regarding the time during which the Company will be an emerging growth company under the Jumpstart Our Business Startups Act of 2012, as amended;

●	the impact of future exchange and interest rates;

●	the Company’s future capital requirements and sources and uses of cash;

●	the Company’s ability to obtain funding for its operations and future growth; and

●	the Company’s business, expansion plans and opportunities.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 53 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

In addition, statements that “Heliogen believes” or “Athena believes” and similar statements reflect Athena’s or Heliogen’s beliefs and opinions on the relevant subject. These statements are based upon information available to Heliogen or Athena, as the case may be, as of the date of the Proxy Statement/Prospectus, and while Heliogen or Athena, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of Athena and Legacy Heliogen prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About the Company Prior to the Business Combination” and “Information About New Heliogen” beginning on pages 204 and 229, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 53 of the Proxy Statement/Prospectus  and are incorporated herein by reference.

Financial Information

Selected Consolidated Historical Financial Information

The selected historical consolidated and financial information and other data as of and for the years ended December 31, 2020 and 2019 and as of and for the nine months ended September 30, 2021 and 2020 and for Legacy Heliogen is included in the section entitled “Selected Consolidated Historical Financial Information of Heliogen” beginning on page 47 of the Proxy Statement/Prospectus  and are incorporated herein by reference.

Financial Statements

The unaudited condensed financial statements as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 of Legacy Heliogen and are included in the Proxy Statement/Prospectus beginning on page F-59 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The audited financial statements of Legacy Heliogen as of and for the years ended December 31, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus beginning on page F-36 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Statements

The unaudited pro forma condensed combined financial statements of Athena and Legacy Heliogen as of and for the nine months ended September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the related notes are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Heliogen for the nine months ended September 30, 2021 and 2020 and as of and for the years ended December 31, 2020 and 2019 is in the Proxy Statement/Prospectus beginning on page 237 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing Date are as follows, with each person’s biography and familial relationship, if any, described below or in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 247 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Name	Age*	Position
Executive Officers
Bill Gross	63	Chief Executive Officer, Director
Christie Obiaya	38	Chief Financial Officer
Steve Schell	42	Chief Technology Officer and Chief Engineer
Tom Doyle	59	Chief Commercial Officer
Non-Employee Directors
Phyllis W. Newhouse	58	Director
Stacey Abrams	47	Director
Paddy Padmanathan	63	Director
Julie M. Kane	63	Director
Robert Kavner	78	Director
David Crane	62	Director

*	As of December 30, 2021.

Tom Doyle. Tom Doyle has been Chief Commercial Officer at Heliogen, Inc. since October 2021.  Previously, Mr. Doyle was Heliogen’s Co-Head of Project Development from January 2021 to October 2021. Prior to joining Heliogen, Mr. Doyle served as an Executive Advisor to Morgan Stanley Energy Partners (“MSEP”) from January 2020 to January 2021 and as Chief Executive Officer of Reterro, Inc. from June 2016 to December 2019.  Mr. Doyle also held roles as CEO of NRG Renew from October 2009 through January 2016 and EVP of Commercial Execution at Brightsource Energy.  Mr. Doyle also serves on the board of directors of one of MSEP’s portfolio companies. Mr. Doyle holds an MBA and a B.S. in Mechanical Engineering from the University of Arizona.

Executive Compensation

Information with respect to the compensation of the Company’s executive officers is described below or in the Proxy Statement/Prospectus in the section titled “Executive Compensation Discussion and Analysis” beginning on page 222 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

Agreements with Named Executive Officers

Mr. Doyle entered into an offer letter agreement with Heliogen on January 13, 2021. Pursuant to the terms of his offer letter agreement, Mr. Doyle’s current annual base salary is $275,000. Upon completion of the Business Combination, Mr. Doyle’s annual base salary will be increased to $400,000, and his target annual bonus will be 50% of his annual base salary. Mr. Doyle’s offer letter agreement also provides for an initial equity grant of an option covering 500,000 shares of Legacy Heliogen common stock, which vests with respect to 25% of the shares subject to the option on January 19, 2022 and with respect to 1/48 of the shares subject to the option each month thereafter, subject to his continued service through each vesting date. Mr. Doyle is not eligible for severance protection under the terms of his offer letter agreement, but the agreement provides that 50% of any unvested shares subject to his initial option grant will accelerate and become immediately vested if, within six months after a change of control, Mr. Doyle is terminated by Heliogen other than for “cause” or by Mr. Doyle for “good reason” (each, as defined in his offer letter agreement). Mr. Doyle also is eligible to participate in the employee benefit plans generally available to our employees and maintained by Heliogen.

On November 10, 2021, Heliogen’s board of directors granted Mr. Doyle restricted stock units under the 2013 Stock Incentive Plan covering 250,000 shares of Common Stock, which will be adjusted to reflect the Business Combination. The restricted stock units subject to this grant will vest on the first date upon which both the “service-based requirement” and the “liquidity event requirement” are satisfied. The service-based requirement provides that the restricted stock units will vest as to 6.25% on each quarterly vesting date following satisfaction of the liquidity event requirement, subject to Mr. Doyle’s continued service to us through such quarterly vesting dates. The liquidity event requirement will be satisfied upon the completion of the Business Combination. In the event Mr. Doyle is terminated without “cause” or resigns for “good reason” (each, as defined in his restricted stock unit award agreement) within 12 months following a “change in control” (as defined in the 2013 Stock Incentive Plan), his restricted stock units will accelerate and vest in full.

Director Compensation

Information with respect to the compensation of the Company’s directors is described in the Proxy Statement/Prospectus in the sections titled “Executive Compensation Discussion and Analysis—Director Compensation” on page 227 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of the Closing Date, after giving effect to the Closing, by:

●	each person known by the Company to be the beneficial owner of more than 5% of Common Stock upon the Closing of the Business Combination;

●	each of the Company’s executive officers and directors; and

●	all of the Company’s executive officers and directors as a group upon the Closing.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The beneficial ownership percentages set forth in the table below are based on the sum of 183,367,037 shares of Common Stock issued and outstanding as of the Closing Date and 7,170,160 shares of Common Stock representing options and restricted stock units that are currently exercisable or vested or that will become exercisable or vest within 60 days and, other than as noted below, do not take into account the issuance of any shares of Common Stock upon the exercise of the Warrants. Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned Common Stock.

Name and Address of Beneficial Owner(1)	Number of Shares	Percentage of Common Stock Outstanding
5% or Greater Stockholders:
Nant Capital, LLC (2)	24,646,323	12.9%
NeoTribe Ventures I, L.P. (3) for itself and as nominee for NeoTribe Associates I, L.P.	24,417,330	12.8%
Prime Movers Lab Fund I LP (4)	19,930,277	10.5%
Idealab Holdings, LLC (5)	15,341,231	8.1%
Named Executive Officers and Directors:
Bill Gross (6)	7,253,883	3.8%
Phyllis W. Newhouse (7)	4,298,472	2.3%
Christie Obiaya	—	—
Steve Schell (8)	1,233,134	*
Tom Doyle (9)	272,631	*
Stacey Abrams	—	—
Paddy Padmanathan	—	—
Julie M. Kane	—	—
Robert Kavner	—	—
David Crane	—	—
All current directors and executive officers as a group (10 persons)	13,058,120	6.9%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of the directors and executive officers of the Company is c/o Heliogen, Inc., 130 W. Union St, Pasadena, California 91103.
(2)	The shares are held by Nant Capital LLC (“Nant Capital”). California Capital Equity, LLC (“CalCap”) directly owns all of the equity interests of Nant Capital, LLC and CalCap may be deemed to have beneficial ownership of the shares held by Nant Capital. Dr. Patrick Soon-Shiong directly owns all of the equity interests of CalCap and has voting and dispositive power over the shares held by CalCap. The address of the principal business office of Nant Capital, LLC is 9922 Jefferson Blvd, Culver City, CA, 90232.

(3)	Krishna Swaroop Kolluri is the general partner of NeoTribe Ventures I, L.P. for itself and as nominee for NeoTribe Associates I, L.P. and may be deemed to have beneficial ownership of the shares held by NeoTribe Ventures I, L.P. for itself and as nominee for NeoTribe Associates I, L.P. The address for each of the entities and individuals listed in this footnote is 2744 Sand Hill Road, Suite 150, Menlo Park CA 94025.
(4)	Dakin Sloss is the managing member of Prime Movers Lab GP I LLC, which is the general partner of Prime Movers Lab Fund 1 LP and may be deemed to have beneficial ownership of the shares held by Prime Movers Lab Fund 1 LP. The address for each of the entities and individuals listed in this footnote is PO Box 12829, Jackson, WY 83002.
(5)	Idealab Holdings, LLC is a wholly-owned subsidiary of Idealab, a California corporation. Idealab is managed by a board of directors consisting of Bill Gross, Marcia Goodstein, Renee LaBran and Bob Kavner, and no single person has voting or dispositive authority over the securities reported herein. As such, each of the foregoing entities and individuals may be deemed to share beneficial ownership of the securities reported herein. Each of them disclaims any such beneficial ownership. The address for each of the entities and individuals listed in this footnote is 130 West Union Street, Pasadena, CA 91103.
(6)	Represents 1,589,488 shares of common stock, 4,815,969 shares issuable for vested and exercisable options, and 848,426 shares issuable upon vesting within 60 days.
(7)

Athena Technology Sponsor LLC (“Sponsor”), is the record holder of the shares reported herein. The business address is 125 Townpark Drive, Suite 300, Kennesaw, GA 30144. Isabelle Freidheim and Phyllis W. Newhouse are the managing members of the Sponsor and have voting and investment discretion with respect to the shares held of record by Sponsor. By virtue of these relationships, Isabelle Freidheim and Phyllis W. Newhouse may be deemed to have beneficial ownership of the securities held of record by Sponsor. The interests shown consist of (i) 3,708,656 shares of Common Stock following the automatic conversion of Athena’s Class B Common Stock on a one-for-one basis at the closing of the Business Combination and after giving effect to the waiver of the anti-dilution rights of Athena’s Class B Common Stock under Athena’s Charter pursuant to the A&R Sponsor Agreement, (ii) 246,483 shares of Common Stock issued in consideration of the Sponsor’s waiver of its anti-dilution rights under Athena’s Charter pursuant to the A&R Sponsor Agreement and (iii) 338,333 shares of Common Stock originally sold as private placement units simultaneously with the close of Athena’s initial public offering, and exclude 233,333 shares of Common Stock issuable upon exercise of the redeemable warrants included in the private placement units, which are exercisable on the later of the date that is (i) 30 days after the completion of the Business Combination, and (ii) twelve (12) months from the date of the closing of the IPO (or March 16, 2022).

(8)	Represents 1,119,889 shares issuable for vested and exercisable options, and 113,245 shares issuable upon vesting within 60 days.
(9)	Represents 272,631 shares issuable upon vesting within 60 days.

Certain Relationships and Related Business Combination

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Transactions” beginning on page 270 of the Proxy Statement/Prospectus  and such descriptions are incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against the Company or any members of its management team.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Athena’s common stock, units and warrants were historically quoted on The New York Stock Exchange under the symbols “ATHN,” “ATHN.U” and “ATHN.WS,” respectively. The Common Stock and Warrants began trading on The New York Stock Exchange under the new trading symbols “HLGN” and “HLGN.WS,” respectively, on December 31, 2021.

In connection with the Closing, each Athena unit was separated into its components, which consisted of one share of common stock and one warrant, and such units no longer exist. As of the Closing Date and following the completion of the Business Combination, the Company had 183,367,037 shares of the Common Stock issued and outstanding held of record by approximately 3,100 holders and 8,566,666 Warrants outstanding held of record by 546 holders.

Dividends

The Company has not paid dividends on its Common Stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Company’s board of directors. It is the present intention of the Company’s board of directors to retain all earnings, if any, for use in the Company’s business operations and, accordingly, the board of directors does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities

Common Stock

A description of the Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Common Stock” beginning on page 255 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

Preferred Stock

A description of the Preferred Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Preferred Stock” beginning on page 255 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

Warrants

A description of the Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Securities—Warrants” beginning on page 256 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide such directors and executive officers with contractual rights to indemnification and expense advancement.

The foregoing summary is qualified in its entirety by reference to the text of the form of Indemnification Agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s consolidated financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

Upon the Closing, each outstanding share of Athena’s Class B Common Stock, automatically converted into one (1) share of Athena’s Class A Common Stock, and pursuant to the Second Amended and Restated Certificate of Incorporation of the Company, each outstanding share of Athena’s Class A Common Stock was reclassified, redesignated and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company.

The securities issued in connection with the Subscription Agreements and the automatic conversion of the shares of Athena’s Class B Common Stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 30, 2021, the Company’s board of directors approved the engagement of BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. BDO previously served as the independent registered public accounting firm of Legacy Heliogen prior to the Business Combination. Accordingly, Marcum LLP (“Marcum”), Athena’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by BDO as the Company’s independent registered public accounting firm.

Marcum’s report of independent registered public accounting firm dated January 19, 2021 on the Athena balance sheet as of December 31, 2020, the related statements of operations, changes in stockholders’ equity and cash flows for the period from December 8, 2020 (Athena’s inception) through December 31, 2020 and the related notes to the financial statements did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about Athena’s ability to continue as a going concern.

During the period from December 8, 2020 (Athena’s inception) through September 30, 2021 and the subsequent interim period through and including December 30, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference thereto in its reports on Athena’s financial statements for such periods. During the period from December 8, 2020 (Athena’s inception) through September 30, 2021 and the subsequent interim period through and including December 30, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), other than: (i) the material weakness in internal controls identified by Athena’s management related to the accounting classification for warrants issued in connection with Athena’s initial public offering, which resulted in the revision of Athena’s IPO Financial Statements (as defined herein) as set forth in Note 2 to Athena’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021 (the “Q1 Form 10-Q”) and described in Item 4. Controls and Procedures in the Q1 Form 10-Q and in Item 4. Controls and Procedures in Athena’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on May 24, 2021 filed with the SEC on August 13, 2021 (the “Q2 Form 10-Q”), and (ii) the determination by the audit committee of Athena, based on the recommendation of, and after consultation with, the Athena’s management, and as discussed with Marcum, that Athena’s Previously Issued Financial Statements (as defined herein) and any communications describing relevant portions of Athena’s Previously Issued Financial Statements could no longer be relied upon due to a material weakness in internal controls identified by management related to the reclassification of all of Athena’s Class A Common Stock as temporary equity, which resulted in the restatement of Athena’s Previously Issued Financial Statements as set forth in Note 2 of its Quarterly Report on From 10-Q for the period ended September 30, 2021, filed with the SEC on November 15, 2021. As used herein, “Previously Issued Financial Statements” consists of: (a) the audited balance sheet of Athena as of March 19, 2021 and the related notes (the “IPO Financial Statements”) with respect to Athena’s initial public offering that was filed as an exhibit to Athena’s Current Report on Form 8-K filed with the SEC on March 25, 2021, as previously revised in the Athena’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, filed with the SEC on May 24, 2021, and the audit report dated as of March 25, 2021 included in the IPO Financial Statements, (b) Athena’s unaudited condensed financial statements as of March 31, 2021 and the related notes included in the Q1 Form 10-Q, (c) Athena’s unaudited condensed financial statements as of June 30, 2021 and the related notes included in Athena’s Q2 Form 10-Q.

During the period from December 8, 2020 (Athena’s inception) through September 30, 2021 and the subsequent interim period through and including December 30, 2021, (i) the Company did not both (a) consult with BDO as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and (b) receive a written report or oral advice that BDO concluded was an important factor considered by the Company in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Company did not consult BDO on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the disclosures made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Marcum is attached hereto as Exhibit 16.1.

Item 5.01 Changes in Control of Registrant.

The information set forth in the section titled “Introductory Note” and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Business Combination pursuant to the Business Combination Agreement, a change of control of Athena has occurred, and the stockholders of Athena as of immediately prior to the Closing held approximately 15.6% of the outstanding shares of Common Stock immediately following the Closing.

Item 5.02 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections titled “Directors and Executive Officers” and “Certain Relationships and Related Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

2021 Equity Incentive Plan

At the Special Meeting, the Athena stockholders considered and approved the 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was previously approved, subject to stockholder approval, by Athena’s board of directors on November 10, 2021 and, on the Closing Date, the Company’s board of directors ratified the approval of the Equity Incentive Plan, which became effective immediately upon the Closing.

A summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 4—The Incentive Plan Proposal” beginning on page 191 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, a copy of which is attached hereto as Exhibit 10.8 and incorporated herein by reference.

2021 Employee Stock Purchase Plan

At the Special Meeting, the Athena stockholders considered and approved the 2021 Employee Stock Purchase Plan (the “ESPP”). The ESPP was previously approved, subject to stockholder approval, by Athena’s board of directors on November 10, 2021 and, on the Closing Date, the Company’s board of directors ratified the approval of the ESPP, which became effective immediately upon the Closing.

A summary of the terms of the ESPP is set forth in the Proxy Statement/Prospectus in the section titled “Proposal No. 5—The Employee Stock Purchase Plan Proposal” beginning on page 198 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the ESPP, a copy of which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, the Athena stockholders considered and approved, among other things, Proposal No. 3–Approval of Amendments to Current Certificate of Incorporation in Connection with the Business Combination Proposal (the “Charter Proposal”), which is described in greater detail in the Proxy Statement/Prospectus beginning on page 170 of the Proxy Statement/Prospectus.

The Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 30, 2021, includes the amendments proposed by the Charter Proposals.

On December 30, 2021, the Company’s board of directors approved and adopted the Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the section titled “Description of Securities” beginning on page 255 of the Proxy Statement/Prospectus , which is incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Merger, on December 30, 2021, the Company’s board of directors approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Ethics can be found in the Investor Center section of the Company’s website at www.Heliogen.com.

Item 5.06 Change in Shell Company Status.

As a result of the Merger, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal No. 1—Approval of the Business Combination” beginning on page 120 of the Proxy Statement/Prospectus , and such disclosure is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Legacy Heliogen as of and for the years ended December 31, 2020 and 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-36 of the Proxy Statement/Prospectus  and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy Heliogen as of September 30, 2021 and for the three and nine months ended September 30, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-59 of the Proxy Statement/Prospectus  and are incorporated herein by reference.

The audited financial statements of Athena as of and for the period from December 8, 2020 (inception) to December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-3 of the Proxy Statement/Prospectus  and are incorporated herein by reference.

The unaudited financial statements of Athena as of and for the three and nine months ended September 30, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-16 of the Proxy Statement/Prospectus  and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Athena and Legacy Heliogen as of and for the nine months ended September 30, 2021 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020 and the related notes are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(c) Exhibits.

		Incorporated by Reference
Exhibit Number	Description	Schedule/ Form	File No.	Exhibit	Filing Date
2.1†	Business Combination Agreement, dated as of July 6, 2021, by and among Athena Technology Acquisition Corp., HelioMax Merger Sub, Inc. and Heliogen, Inc.	8-K	001-40209	2.1	July 7, 2021
3.1*	Second Amended and Restated Certificate of Incorporation of Heliogen, Inc.
3.2*	Amended and Restated Bylaws of Heliogen, Inc.
4.1*	Specimen Common Stock Certificate of Heliogen, Inc.
4.2*	Specimen Warrant Certificate of Heliogen, Inc.
4.3	Warrant Agreement, dated March 16, 2021, by and between Athena Technology Acquisition Corp. and Continental Stock Transfer & Trust Company.	8-K	001-40209	4.1	March 22, 2021
10.1	Form of Subscription Agreement.	8-K	001-40209	10.3	July 7, 2021
10.2	Amended and Restated Securities Subscription Agreement, dated December 28, 2020, by and between Athena Technology Acquisition Corp. and Athena Technology Sponsor LLC.	S-1	333-252812	10.7	February 5, 2021
10.3	Sponsor Support Agreement, dated July 6, 2021, by and among Athena Technology Acquisition Corp., Heliogen, Inc. and Athena Technology Sponsor LLC.	8-K	001-40209	10.1	July 7, 2021
10.4	Stockholder Support Agreement, dated July 6, 2021, by and among Athena Technology Acquisition Corp. and certain stockholders of Heliogen, Inc.	8-K	001-40209	10.2	July 7, 2021
10.5*	Registration Rights and Lock-Up Agreement.
10.6*#	Form of Indemnification Agreement of Heliogen, Inc.
10.7#	2013 Equity Incentive Plan.	S-4	333-258606	99.2	August 9, 2021
10.8*#	2021 Equity Incentive Plan.
10.9*	2021 Employee Stock Purchase Plan.
10.10*#	Form of Stock Option Grant Package under 2021 Equity Incentive Plan.
10.11*#	Form of RSU Grant Package under 2021 Equity Incentive Plan.
10.12	Letter Agreement, dated March 16, 2021, by and among Athena Technology Acquisition Corp., Athena Technology Sponsor LLC and its officers and directors.	8-K	001-40209	10.1	March 22, 2021
10.13	Investment Management Trust Agreement, dated March 16, 2021, by and between Athena Technology Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee.	8-K	001-40209	10.2	March 22, 2021
10.14	Registration Rights Agreement, dated March 16, 2021, by and among Athena Technology Acquisition Corp. and Athena Technology Sponsor LLC.	8-K	001-40209	10.3	March 22, 2021
10.15*	Amendment to Registration Rights Agreement, dated March 16, 2021, by and among Athena Technology Acquisition Corp. and Athena Technology Sponsor LLC.
10.16	Private Placement Units Purchase Agreement, dated March 16, 2021, by and among Athena Technology Acquisition Corp. and Athena Technology Sponsor LLC.	8-K	001-40209	10.5	March 22, 2021
10.17*	Offer Letter, dated January 13, 2021, by and between Heliogen, Inc. and Tom Doyle.
10.18	Promissory Note issued to Athena Technology Sponsor LLC, dated December 8, 2020, from Athena Technology Acquisition Corp.	S-1	333-252812	10.6	February 5, 2021
10.19	Administrative Support Agreement, dated March 16, 2021, by and between Athena Technology Acquisition Corp. and Athena Technology Sponsor LLC.	8-K	001-40209	10.4	March 22, 2021
16.1*	Letter from Marcum LLP.
21.1*	List of Subsidiaries.
99.1*	Unaudited pro forma condensed combined financial statements of Athena Technology Acquisition Corporation and Heliogen, Inc. as of and for the nine months ended September 30, 2021 and the year ended December 31, 2020.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heliogen, Inc.

Dated: January 6, 2022

	By:	/s/ Christiana Obiaya
Christiana Obiaya
Chief Financial Officer